SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 3, 2003

                               MKTG SERVICES, INC.
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               (Exact name of Registrant as specified in charter)

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
               Nevada                                  0-16730                          88-0085608
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           (State or other                           (Commission                     (I.R.S. Employer
           jurisdiction of                            File No.)                     Identification No.)
           incorporation)

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                               333 Seventh Avenue
                            New York, New York 10001
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                    (Address of Principal Executive Offices)

                                  917-339-7100
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On January 3, 2003 MKTG Services, Inc. (the "Company") closed on the repurchase of all of its outstanding convertible Series E Preferred stock in exchange for the payment of approximately $6 million in cash plus common stock equal to approximately 19.9% of its outstanding common shares, pursuant to separate exchange agreements with both Series E holders dated as of December 31, 2002.

         The Company also announced that it received a Nasdaq Staff Determination indicating that the Company fails to comply with certain requirements for continued listing and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. The delisting has been stayed following the Company's request for a hearing to reveiw the determination.

         The foregoing summaries are qualified in their entirety by the Exchange Agreements and the Press Release incorporated herein as Exhibit 10.1, Exhibit
10.2 and Exhibit 99.1, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable
(b)   Not applicable
(c)   The following documents are filed herewith as exhibits to this Form 8-K:

             10.1 Exchange Agreement between MKTG Services, Inc. and Castle Creek Technology Partners LLC dated as of December 31, 2002 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

             10.2 Exchange Agreement between MKTG Services, Inc. and RGC International Investors, LDC dated as of December 31, 2002 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

             99.1  Press Release issued by the Registrant dated January 6, 2003.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MKTG SERVICES, INC.


Date: January 10, 2003                     By:     /s/ Cindy H. Hill
                                              -----------------------------
                                          Title:  Chief Accounting Officer


                                  EXHIBIT INDEX

             Exhibit No.

             10.1 Exchange Agreement between MKTG Services, Inc. and Castle Creek Technology Partners LLC dated as of December 31, 2002 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

             10.2 Exchange Agreement between MKTG Services, Inc. and RGC International Investors, LDC dated as of December 31, 2002 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

             99.1 Press Release issued by the Registrant dated January 6, 2003.